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                                                                  EXHIBIT 99.1






01/07
David Weinstock
Vice President, Investor Relations
(215) 444-5335
dweinstock@advanta.com

Catherine Reid
Vice President, Communications
(215) 444-5073
creid@advanta.com

                                            FOR IMMEDIATE RELEASE

                   ADVANTA FIRST QUARTER EARNINGS ON TARGET

Spring House, PA, April 23, 2002 - Advanta Corporation (NASDAQ: ADVNB; ADVNA) today announced Business Card net income of $8.5 million for the first quarter of 2002, compared to $8.3 million first quarter last year. Operating results from continuing business segments were $0.30 per diluted share for Class A and Class B shares combined, as compared to $0.29 for the first quarter of 2001, consistent with previously announced guidance that earnings in the first half of 2002 would be comparable with the first half of 2001. Advanta reported consolidated net income for the quarter of $4.2 million or $0.16 per share on a diluted basis for its Class A and Class B shares combined. This compares to a net loss of $29.4 million or $1.17 per share on a diluted basis reported for the first quarter of 2001.

"During the quarter we furthered our initiatives designed to capitalize on the tremendous opportunity presented by the small business market," said Chairman and Chief Executive Officer Dennis Alter. "Talent has been drawn from all disciplines across the organization to develop new customer-centric ways to approach the market and our existing customers. The resulting products and services will be more finely attuned to our customers' individualized needs and preferences."

Business Card results for the quarter reflect risk-adjusted revenues of 12.5% as compared to 12.4% for the quarter ended March 31, 2001. Consistent with the Company's expectations, charge-offs for the first quarter were 9.6% on an annualized basis and over 30 day delinquencies were 7.2% at March 31, 2002. The on-balance






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sheet loan loss reserve as a percent of owned receivables was 10.7% at March
31, 2002. Business Cards managed receivables ended the quarter at just over $2 billion, as compared to $1.8 billion for first quarter 2001. Consolidated net income for the quarter includes an asset valuation charge associated with the Company's venture capital portfolio and net interest expense not associated with continuing business segments.

The Company continued its stock repurchase plan, bringing total purchases to approximately 925,000 shares of its Class B Common Stock through April 22, 2002. The Company intends further stock repurchases under its previously announced repurchase plan.

Advanta management will hold a conference call with analysts and institutional investors today, April 23, 2002, at 9:00 am Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those unable to listen to the live broadcast, replays will be available shortly after the call on the Vcall site.

Advanta is a highly focused financial services company which has been providing innovative financial solutions since 1951. Advanta leverages its first-class direct marketing and information based expertise to develop state-of-the-art data warehousing and statistical modeling tools that identify potential customers and new target markets. It has used these distinctive capabilities to become one of the nation's largest issuers of MasterCard business credit cards to small businesses. Learn more about Advanta at www.advanta.com.

This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest margin; (2) competitive pressures; (3) political, social and/or general economic conditions that affect the level of new account acquisitions, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or loan balances; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) factors affecting the value of investments held by the Company; (9) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators, examinations, and the agreements between the Company's bank subsidiaries and their regulators; (10) relationships with customers, significant vendors and business partners; (11) the amount and cost of financing available to the Company; (12) the ratings on the debt of the Company and its subsidiaries; (13) revisions to estimated charges associated with the discontinued operations of our mortgage and leasing businesses; and (14) the impact of litigation. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

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                                ADVANTA CORP.
                 SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                (IN THOUSANDS)


                               Three Months Ended
                                 March 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                Advanta             Venture
                                            Business Cards          Capital              Other (A)             Total
                                           -----------------    ----------------    ----------------    --------------
Interest income                                  $   22,778           $      2          $    3,626         $  26,406
Interest expense                                      8,771                205               4,134            13,110
                                           -----------------    ----------------    ----------------    --------------
Net interest income                                  14,007               (203)               (508)           13,296
Provision for credit losses                          10,500                  0                 200            10,700
                                           -----------------    ----------------    ----------------    --------------
Net interest income after provision
   for credit losses                                  3,507               (203)               (708)            2,596
Noninterest revenues:
   Securitization income                             29,647                  0                   0            29,647
   Servicing revenues                                 7,942                  0                   0             7,942
   Interchange income                                20,193                  0                   0            20,193
   Other revenues, net                                  357             (2,579)                (93)           (2,315)
                                           -----------------    ----------------    ----------------    --------------

Total noninterest revenues                           58,139             (2,579)                (93)           55,467
Expenses:
   Operating expenses                                47,902                653                 403            48,958
   Minority interest in income of
     consolidated subsidiary                              0                  0               2,220             2,220
                                           -----------------    ----------------    ----------------    --------------
Total expenses                                       47,902                653               2,623            51,178
                                           -----------------    ----------------    ----------------    --------------
Income (loss) before income taxes                    13,744             (3,435)             (3,424)            6,885
Income tax expense (benefit)                          5,292             (1,323)             (1,318)            2,651
                                           -----------------    ----------------    ----------------    --------------
Net income (loss)                                $    8,452         $   (2,112)         $   (2,106)        $   4,234
                                           =================    ================    ================    ==============



(A) Other includes insurance operations, investment and other activities not attributable to other segments.

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                                ADVANTA CORP.
                       SUPPLEMENTAL NON-GAAP DISCLOSURE
                         MANAGED INCOME STATEMENT (A)
                                (IN THOUSANDS)



                               Three Months Ended
                                 March 31, 2002
---------------------------------------------------------------------------------------------------------------------
                                                    Advanta           Venture
                                                Business Cards        Capital             Other (C)           Total
                                              -----------------    --------------    ----------------    ------------
Interest income                                    $   102,421          $     2           $   3,626        $ 106,049
Interest expense                                        17,830              205               4,134           22,169
                                              -----------------    --------------    ----------------    ------------
Net interest income                                     84,591             (203)               (508)          83,880
Provision for credit losses (B)                         49,486                0                 200           49,686
                                              -----------------    --------------    ----------------    ------------
Net interest income after provision
   for credit losses                                    35,105             (203)               (708)          34,194
Noninterest revenues:
   Interchange income                                   20,193                0                   0           20,193
   Other revenues, net                                   6,348           (2,579)                (93)           3,676
                                              -----------------    --------------    ----------------    ------------
Total noninterest revenues                              26,541           (2,579)                (93)          23,869
Expenses:
   Operating expenses                                   47,902              653                 403           48,958
   Minority interest in income of
     consolidated subsidiary                                 0                0               2,220            2,220
                                              -----------------    --------------    ----------------    ------------
Total expenses                                          47,902              653               2,623           51,178
                                              -----------------    --------------    ----------------    ------------
Income (loss) before income taxes                       13,744           (3,435)             (3,424)           6,885
Income tax expense (benefit)                             5,292           (1,323)             (1,318)           2,651
                                              -----------------    --------------    ----------------    ------------
Net income (loss)                                   $    8,452        $  (2,112)          $  (2,106)        $  4,234
                                              -----------------    --------------    ----------------    ------------


(A) We analyze the financial performance of Advanta Business Cards on a managed receivable portfolio basis. To do so, we adjust the Advanta Business Cards income statement to reverse the effects of securitization. Our managed business credit card receivable portfolio is comprised of owned and securitized business credit card receivables.

(B) The provision for credit losses includes the amount by which the provision for credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

(C) Other includes insurance operations, investment and other activities not attributable to other segments.


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                                ADVANTA CORP.
                                  HIGHLIGHTS
                     (IN THOUSANDS EXCEPT PER SHARE DATA)




                                                                      Three Months Ended
                                                     -------------------------------------------------------  Percent Change from
                                                          Mar. 31              Dec. 31,          Mar. 31,       Prior      Prior
EARNINGS                                                   2002                  2001              2001        Quarter      Year
----------------------------------------------------------------------------------------------------------------------------------
Gross revenues                                         $    81,873        $     88,463        $   64,003        (7.4) %    27.9 %
Basic income (loss) from continuing operations
  per common share                                            0.16                0.30            (1.48)       (46.7)       N/M
Diluted income (loss) from continuing operations
  per common share                                            0.16                0.30            (1.48)       (46.7)       N/M
Basic net income (loss) per common share                      0.16                0.30            (1.17)       (46.7)       N/M
Diluted net income (loss) per common share                    0.16                0.30            (1.17)       (46.7)       N/M
Return on average common equity                               4.47 %              8.52 %         (27.10) %     (47.5)       N/M
Diluted net income per common share
  from continuing business segments (A)                $      0.30        $       0.42        $     0.29       (28.6)       3.4

COMMON STOCK DATA
----------------------------------------------------------------------------------------------------------------------------------
Weighted average common shares used to compute:
Basic earnings per common share                             25,434              25,677            25,303        (0.9) %     0.5 %
Diluted earnings per common share                           26,119              25,844            25,303         1.1        3.2

Ending shares outstanding                                   28,562              26,633            27,274         7.2        4.7

Stock price:
 Class A
   High                                                $    12.900        $     11.720        $   16.000        10.1      (19.4)
   Low                                                       8.470               8.000             8.750         5.9       (3.2)
   Closing                                                  12.760               9.940            15.813        28.4      (19.3)
 Class B
   High                                                     11.990              10.790            14.000        11.1      (14.4)
   Low                                                       7.900               6.850             7.156        15.3       10.4
   Closing                                                  11.990               9.100            13.688        31.8      (12.4)

Cash dividends declared
 Class A                                                     0.063               0.063             0.063         0.0        0.0
 Class B                                                     0.076               0.076             0.076         0.0        0.0

Book value per common share                                  14.33               14.20             16.05         0.9      (10.7)

BUSINESS CREDIT CARDS
----------------------------------------------------------------------------------------------------------------------------------
Origination volume                                     $ 1,102,984        $  1,157,491        $1,003,735        (4.7) %     9.9 %
Securitization volume                                        5,000                   0           100,000          N/M     (95.0)
Average managed receivables                              2,013,103           1,998,428         1,691,479         0.7       19.0
Ending managed receivables                               2,026,075           2,042,974         1,781,005        (0.8)      13.8
Managed net interest margin                                  16.81 %             16.57 %           13.75 %       1.4       22.3
As a percentage of gross managed receivables:
   Total loans 30 days or more delinquent                     7.18                6.66              5.20         7.8       38.1
   Net charge-offs                                            9.59                8.67              6.50        10.6       47.5

(A) Includes net income of the Advanta Business Cards segment and expenses, net of tax, of the venture capital segment. Excludes venture capital valuation adjustments, net income of the Other segment and results of discontinued operations.


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